EXHIBIT 99.1 SIGNATURES OF THE REPORTING PERSONS


                     TH LEE PUTNAM VENTURES, L.P.
                     By:    TH Lee Putnam Fund Advisors, L.P., its
                            general partner
                     By:    TH Lee Putnam Fund Advisors, LLC, its
                            general partner

                     By:     /s/ James Brown                          7/28/04
                            --------------------------------------    ----------

                            Signature of Reporting Person**           Date
                            Name: James Brown
                            Title: Managing Director

                     TH LEE PUTNAM PARALLEL VENTURES, L.P.

                     By:    TH Lee Putnam Fund Advisors, L.P., its
                            general partner
                     By:    TH Lee Putnam Fund Advisors, LLC, its
                            general partner

                     By:    /s/ James Brown                           7/28/04
                            --------------------------------------    ----------

                            Signature of Reporting Person**           Date
                            Name: James Brown
                            Title: Managing Director

                     TH LEE PUTNAM FUND ADVISORS, L.P.

                     By:    TH Lee Putnam Fund Advisors, LLC, its
                            general partner

                     By:    /s/ James Brown                           7/28/04
                            --------------------------------------    ----------

                            Signature of Reporting Person**           Date
                            Name: James Brown
                            Title: Managing Director

                     TH LEE PUTNAM FUND ADVISORS, LLC

                     By:     /s/ James Brown                          7/28/04
                            --------------------------------------    ----------

                            Signature of Reporting Person**           Date
                            Name: James Brown
                            Title: Managing Director
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                     CONTINUED

                     TH LEE GLOBAL INTERNET MANAGERS, L.P.

                     By:    TH Lee Global Internet Advisors, LLC

                     By:     /s/ James Brown                          7/28/04
                            --------------------------------------    ----------

                            Signature of Reporting Person**           Date
                            Name: James Brown
                            Title: Managing Director

                     TH LEE GLOBAL INTERNET ADVISORS, LLC

                     By:     /s/ James Brown                          7/28/04
                            --------------------------------------    ----------

                            Signature of Reporting Person**           Date
                            Name: James Brown
                            Title: Managing Director

                     THLI COINVESTMENT PARTNERS, LLC

                     By:    TH Lee Putnam Fund Advisors, L.P., its
                            general partner
                     By:    TH Lee Putnam Fund Advisors, LLC, its
                            general partner

                     By:    /s/ James Brown                           7/28/04
                            --------------------------------------    ----------

                            Signature of Reporting Person**           Date
                            Name: James Brown
                            Title: Managing Director

                     BLUESTAR I, LLC

                     By:    /s/ Thomas H. Lee                         7/28/04
                            --------------------------------------    ----------

                            Signature of Reporting Person**           Date
                            Name: Thomas H. Lee
                            Title: Managing Member


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